Exhibit 99.1
AutoNation Reports Second-Quarter Earnings
•	Earnings from continuing operations of $0.33 per share; excluding $.09 per share one-time impact of the Company’s recent recapitalization, second-quarter adjusted
EPS from continuing operations was $0.42, up 5% from prior year

•	Recapitalization delivered $1.15 billion of cash to stockholders

•	Record second-quarter operating income of $213 million

•	Premium luxury new vehicle revenue up 18%; premium luxury and volume imports accounted for 61% of new vehicle revenue versus 55% a year ago
     FORT LAUDERDALE, Fla., (July 27, 2006) —AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2006 second-quarter net income from continuing operations of $74 million or $0.33 per share, compared to year-ago net income from continuing operations of $107 million or $0.40 per share. During the quarter, the Company repurchased $309 million in face value of its 9% senior notes for $334.2 million, incurring one-time repurchase costs of approximately $21 million after tax, or $.09 per share. Excluding this impact, the Company’s second quarter adjusted net income from continuing operations was $95 million or $0.42 per share, up 5% versus the prior year. Second quarter results also include approximately $0.01 per share of non-cash compensation expense related to employee stock options, which is a component of selling, general and administrative (SG&A) expenses, that was not in the prior year results.
     Second-quarter 2006 revenue totaled $5.0 billion, an increase of 1% compared to the year-ago period, with revenue growth in retail used vehicles of 7%, parts and service of 4%, and finance and insurance of 8%, more than offsetting a decline in new vehicle revenue. Premium luxury new vehicle revenue increased 18% over the prior year. Premium luxury and volume imports accounted for 61% of new vehicle revenue versus 55% a year ago. Total gross profit for the quarter increased 4%. Operating income was a second-quarter record of $213 million, up 1% versus the prior year.
     During the quarter, the Company successfully completed a tender offer for 50 million shares of its stock and other related debt financing transactions, including the senior notes repurchase mentioned above. These transactions allowed the Company to deliver $1.15 billion of cash to stockholders while retaining financial flexibility.
     Chairman and Chief Executive Officer Mike Jackson commented, “While the second quarter was a challenging economic environment for new vehicle sales, we were pleased with strong growth in our premium luxury new vehicle business, our high-margin parts and service business, used vehicles and finance & insurance.”
     Discontinued operations in the second quarter were nominal compared to net income of $.33 per share last year. Last year’s net income included a benefit of $0.36 per share from the resolution of various tax matters.
     AutoNation also announces that Executive Vice President and Chief Financial Officer Craig Monaghan will be leaving AutoNation effective August 31, 2006 to take the position of Chief Financial Officer for Sears Holdings. “Craig has been a highly valued member of our executive team since joining the organization in 2000, and has been instrumental in the successful development and execution of a number of our Company’s most effective initiatives. All of us at AutoNation wish him well in his new duties,” said Jackson. Beginning September 1, 2006, Alex McAllister, the Company’s Vice President and Corporate Controller, will also serve as Interim CFO until December 31, 2006 when he will retire from the Company. Mr. McAllister had independently approached the Company about retiring for personal reasons unrelated to the Company. AutoNation will commence a national search for the CFO position immediately.
     For the six-month period ended June 30, 2006, the Company reported net income from continuing operations of $172 million or $0.70 per share. Excluding senior note repurchase costs, earnings per share from continuing operations for the six-month period ended June 30, 2006 were $193 million or $0.78 per share, compared to $0.76 per share in the prior year. The Company’s revenue for the six-month period ended June 30, 2006 totaled $9.7 billion, up 3% compared to $9.4 billion in the prior year.
     The second quarter conference call may be accessed at 11:00 a.m. Eastern Time, by phone at 888-781-3339 or via the Internet (audio web cast) at http://www.AutoNation.com by clicking on the “About Us” link then clicking on “Investors” and then “Web casts.” A playback of the conference call will be available after 2:30 p.m. Eastern Time July 27, 2006 through August 3, 2006 by calling 800-475-6701 (access code #836187).
About AutoNation, Inc.
     AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer and a component of the Standard and Poor’s 500 Index. AutoNation has approximately 27,000 full-time employees and owns and operates 338 new vehicle franchises in 16 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 100,000 vehicles are available for sale.
FORWARD LOOKING STATEMENTS
     Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements, including its long-term growth targets.
NON-GAAP FINANCIAL MEASURES
     The attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations for the three-month and six-month periods ended June 30, 2006 and 2005, adjusted to exclude the effect of repurchases of the Company’s 9% senior unsecured notes due 2008. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

AUTONATION, INC.
UNAUDITED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Revenue:
New vehicle	$2,944.9	$2,993.8	$5,629.2	$5,624.8
Used vehicle	1,203.9	1,124.4	2,345.3	2,186.7
Parts and service	670.0	645.2	1,334.4	1,278.0
Finance and insurance	171.1	158.1	322.9	302.2
Other	20.9	22.5	39.8	42.0

Total revenue	5,010.8	4,944.0	9,671.6	9,433.7

Cost of sales:
New vehicle	2,730.5	2,779.5	5,214.9	5,216.4
Used vehicle	1,097.8	1,018.2	2,124.7	1,967.9
Parts and service	372.8	363.3	745.3	722.0
Other	9.0	10.7	16.7	18.8

Total cost of sales	4,210.1	4,171.7	8,101.6	7,925.1

Gross profit	800.7	772.3	1,570.0	1,508.6

Selling, general and administrative expenses	566.2	542.4	1,112.5	1,059.7
Depreciation and amortization	21.2	20.0	41.0	39.8
Other expenses (income)	0.1	(0.6)	0.1	(0.5)

Operating income	213.2	210.5	416.4	409.6

Floorplan interest expense	(37.7)	(28.1)	(69.9)	(52.6)
Other interest expense	(25.2)	(15.4)	(37.2)	(33.0)
Other interest expense — senior note repurchases	(34.5)	(0.7)	(34.5)	(15.1)
Interest income	3.2	1.4	6.7	2.9
Other income	0.7	0.9	0.7	—

Income from continuing operations before income taxes	119.7	168.6	282.2	311.8

Provision for income taxes	46.0	61.7	110.5	115.8

Net income from continuing operations	73.7	106.9	171.7	196.0

Income (loss) from discontinued operations, net of income taxes	(1.0)	87.9	(11.8)	95.8

Net income	$72.7	$194.8	$159.9	$291.8

Diluted earnings per share:
Continuing operations	$0.33	$0.40	$0.70	$0.73
Discontinued operations	$(0.00)	$0.33	$(0.05)	$0.36

Net income	$0.32	$0.73	$0.65	$1.08

Weighted average common and common equivalent shares outstanding	225.2	267.8	246.5	269.0

Common shares outstanding	213.0	261.2	213.0	261.2

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended June 30,				Six Months Ended June 30,
	2006	2005	$ Variance	% Variance	2006	2005	$ Variance	% Variance
Revenue:
New vehicle	$2,944.9	$2,993.8	$(48.9)	(1.6)	$5,629.2	$5,624.8	$4.4	0.1
Retail used vehicle	965.5	903.2	62.3	6.9	1,889.1	1,779.1	110.0	6.2
Wholesale	238.4	221.2	17.2	7.8	456.2	407.6	48.6	11.9

Used vehicle	1,203.9	1,124.4	79.5	7.1	2,345.3	2,186.7	158.6	7.3

Parts and service	670.0	645.2	24.8	3.8	1,334.4	1,278.0	56.4	4.4
Finance and insurance	171.1	158.1	13.0	8.2	322.9	302.2	20.7	6.8
Other	20.9	22.5	(1.6)		39.8	42.0	(2.2)

Total revenue	$5,010.8	$4,944.0	$66.8	1.4	$9,671.6	$9,433.7	$237.9	2.5

Gross profit:
New vehicle	$214.4	$214.3	$0.1	0.0	$414.3	$408.4	$5.9	1.4
Retail used vehicle	106.2	105.7	0.5	0.5	218.2	215.1	3.1	1.4
Wholesale	(0.1)	0.5	(0.6)		2.4	3.7	(1.3)

Used vehicle	106.1	106.2	(0.1)	(0.1)	220.6	218.8	1.8	0.8

Parts and service	297.2	281.9	15.3	5.4	589.1	556.0	33.1	6.0
Finance and insurance	171.1	158.1	13.0	8.2	322.9	302.2	20.7	6.8
Other	11.9	11.8	0.1		23.1	23.2	(0.1)

Total gross profit	800.7	772.3	28.4	3.7	1,570.0	1,508.6	61.4	4.1

Selling, general and administrative expenses	566.2	542.4	(23.8)	(4.4)	1,112.5	1,059.7	(52.8)	(5.0)

Depreciation and amortization	21.2	20.0	(1.2)		41.0	39.8	(1.2)
Other expenses (income)	0.1	(0.6)	(0.7)		0.1	(0.5)	(0.6)

Operating income	213.2	210.5	2.7	1.3	416.4	409.6	6.8	1.7

Floorplan interest expense	(37.7)	(28.1)	(9.6)		(69.9)	(52.6)	(17.3)
Other interest expense	(25.2)	(15.4)	(9.8)		(37.2)	(33.0)	(4.2)
Other interest expense — senior note repurchases	(34.5)	(0.7)	(33.8)		(34.5)	(15.1)	(19.4)
Interest income	3.2	1.4	1.8		6.7	2.9	3.8
Other income	0.7	0.9	(0.2)		0.7	—	0.7

Income from continuing operations before income taxes	$119.7	$168.6	$(48.9)	(29.0)	$282.2	$311.8	$(29.6)	(9.5)

Retail vehicle unit sales:
New	99,027	102,007	(2,980)	(2.9)	188,001	191,568	(3,567)	(1.9)
Used	59,635	59,388	247	0.4	117,570	117,806	(236)	(0.2)

	158,662	161,395	(2,733)	(1.7)	305,571	309,374	(3,803)	(1.2)

Revenue per vehicle retailed:
New	$29,738	$29,349	$389	1.3	$29,942	$29,362	$580	2.0
Used	$16,190	$15,208	$982	6.5	$16,068	$15,102	$966	6.4

Gross profit per vehicle retailed:
New	$2,165	$2,101	$64	3.0	$2,204	$2,132	$72	3.4
Used	$1,781	$1,780	$1	0.1	$1,856	$1,826	$30	1.6
Finance and insurance	$1,078	$980	$98	10.0	$1,057	$977	$80	8.2

Operating Percentages	Three Months Ended June 30,		Six Months Ended June 30,
	% 2006	% 2005	% 2006	% 2005
Revenue mix percentages:
New vehicle	58.8	60.6	58.2	59.6
Used vehicle	24.0	22.7	24.2	23.2
Parts and service	13.4	13.1	13.8	13.5
Finance and insurance	3.4	3.2	3.3	3.2
Other	0.4	0.4	0.5	0.5

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	26.8	27.7	26.4	27.1
Used vehicle	13.3	13.8	14.1	14.5
Parts and service	37.1	36.5	37.5	36.9
Finance and insurance	21.4	20.5	20.6	20.0
Other	1.4	1.5	1.4	1.5

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	7.3	7.2	7.4	7.3
Used vehicle — retail	11.0	11.7	11.6	12.1
Parts and service	44.4	43.7	44.1	43.5
Total	16.0	15.6	16.2	16.0
Selling, general and administrative expenses	11.3	11.0	11.5	11.2
Operating income	4.3	4.3	4.3	4.3

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	70.7	70.2	70.9	70.2
Operating income	26.6	27.3	26.5	27.2

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Cash Flow Information	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Capital expenditures, excluding property operating lease buy-outs	$29.2	$36.7	$49.1	$57.1
Property operating lease buy-outs	$—	$10.3	$—	$10.3
Stock repurchases	$1,218.6	$77.7	$1,218.6	$148.6
Acquisitions	$—	$5.9	$67.4	$8.0
Proceeds from exercises of stock options	$19.3	$29.7	$51.6	$52.7
Senior note repurchases	$334.2	$6.4	$334.2	$112.4

Floorplan Assistance and Expense	Three Months Ended June 30,			Six Months Ended June 30,
	2006	2005	Variance	2006	2005	Variance
Floorplan assistance earned (included in cost of sales)	$30.4	$30.7	$(0.3)	$57.4	$57.0	$0.4
Floorplan interest expense	(37.7)	(28.1)	(9.6)	(69.9)	(52.6)	(17.3)

Net floorplan benefit (cost)	$(7.3)	$2.6	$(9.9)	$(12.5)	$4.4	$(16.9)

Balance Sheet and Other Highlights	June 30, 2006	December 31, 2005	June 30, 2005
Cash and cash equivalents	$35.6	$245.2	$49.4
Inventory	$2,795.7	$2,626.6	$2,554.1
Total floorplan notes payable	$2,511.7	$2,486.9	$2,317.1
Non-vehicle debt	$1,493.5	$525.0	$677.3
Equity	$3,683.1	$4,669.5	$4,476.5

New days supply (industry standard of selling days, including fleet)	61 days	55 days	50 days
Used days supply (trailing 30 days)	43 days	42 days	42 days

Brand Mix — New Vehicle Revenue %	Three Months Ended June 30,		Six Months Ended June 30,
	% 2006	% 2005	% 2006	% 2005
Detroit 3:
Ford, Lincoln-Mercury	16.7	17.8	17.1	18.2
Chevrolet, Pontiac, Buick, Cadillac, GMC	14.6	18.2	14.5	17.1
Chrysler, Jeep, Dodge	7.5	8.7	7.9	8.8

Detroit 3 total	38.8	44.7	39.5	44.1

Premium Luxury:
Mercedes	11.8	9.0	11.1	9.0
BMW	4.8	4.7	4.9	4.7
Lexus	3.2	3.1	3.3	3.1
Other premium luxury (Land Rover, Porsche, Rolls Royce)	2.2	1.7	2.4	1.9

Premium Luxury total	22.0	18.5	21.7	18.7

Imports:
Honda	8.7	8.0	8.4	7.8
Toyota	14.4	12.6	13.8	12.7
Nissan	9.7	9.7	10.2	10.0
Other imports	6.4	6.5	6.4	6.7

Import total	39.2	36.8	38.8	37.2

	100.0	100.0	100.0	100.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)
Comparable Basis Reconciliations*

	Three Months Ended June 30,
	Net Income		Diluted Earnings Per Share
	2006	2005	2006	2005
As reported	$72.7	$194.8	$0.32	$0.73
Discontinued operations — store divestitures, net of income taxes	1.0	7.8	$—	$0.03
Discontinued operations — tax adjustments	—	(95.7)	$—	$(0.36)

From continuing operations, as reported	73.7	106.9	$0.33	$0.40
Senior note repurchases	21.3	—	$0.09	$—

Adjusted	$95.0	$106.9	$0.42	$0.40

	Six Months Ended June 30,
	Net Income		Diluted Earnings Per Share
	2006	2005	2006	2005
As reported	$159.9	$291.8	$0.65	$1.08
Discontinued operations — store divestitures, net of income taxes	11.8	11.6	$0.05	$0.04
Discontinued operations — tax adjustments	—	(107.4)	$—	$(0.40)

From continuing operations, as reported	171.7	196.0	$0.70	$0.73
Senior note repurchases	21.0	9.1	$0.09	$0.03

Adjusted	$192.7	$205.1	$0.78	$0.76

* Please refer to the “Non-GAAP Financial Measures” section of the Press Release.

Business Assumptions Impacting Long-term Average EPS Growth Target of 10% to 12% Per Year:

U.S. light vehicle annual unit sales	intensely competitive, nearly 17 million units

SGA % reduction (over 2006, 2007 and 2008) (SGA % of gross profit less floorplan interest expense)	approximately 100 bp, excluding stock option expense

Continued opportunistic redeployment of cash flow	share repurchase, capital expenditures and acquisitions

Targeted return on incremental invested capital	approximately 15% after-tax

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended June 30,				Six Months Ended June 30,
	2006	2005	$ Variance	% Variance	2006	2005	$ Variance	% Variance
Revenue:
New vehicle	$2,915.8	$2,993.8	$(78.0)	(2.6)	$5,586.8	$5,624.8	$(38.0)	(0.7)
Retail used vehicle	958.2	903.2	55.0	6.1	1,878.9	1,779.1	99.8	5.6
Wholesale	232.1	220.5	11.6	5.3	448.0	406.3	41.7	10.3

Used vehicle	1,190.3	1,123.7	66.6	5.9	2,326.9	2,185.4	141.5	6.5

Parts and service	661.8	645.2	16.6	2.6	1,322.6	1,278.0	44.6	3.5
Finance and insurance	170.5	158.0	12.5	7.9	322.0	301.7	20.3	6.7
Other	8.1	7.8	0.3	3.8	15.2	14.7	0.5	3.4

Total revenue	$4,946.5	$4,928.5	$18.0	0.4	$9,573.5	$9,404.6	$168.9	1.8

Gross profit:
New vehicle	$211.5	$214.3	$(2.8)	(1.3)	$410.1	$408.4	$1.7	0.4
Retail used vehicle	105.2	105.7	(0.5)	(0.5)	217.0	215.1	1.9	0.9
Wholesale	(0.6)	(0.1)	(0.5)		1.3	2.4	(1.1)

Used vehicle	104.6	105.6	(1.0)	(0.9)	218.3	217.5	0.8	0.4

Parts and service	292.6	282.0	10.6	3.8	582.2	556.0	26.2	4.7
Finance and insurance	170.5	158.0	12.5	7.9	322.0	301.7	20.3	6.7
Other	6.7	6.5	0.2	3.1	13.2	12.6	0.6	4.8

Total gross profit	$785.9	$766.4	$19.5	2.5	$1,545.8	$1,496.2	$49.6	3.3

Retail vehicle unit sales:
New	98,567	102,007	(3,440)	(3.4)	187,325	191,568	(4,243)	(2.2)
Used	59,468	59,388	80	0.1	117,337	117,806	(469)	(0.4)

	158,035	161,395	(3,360)	(2.1)	304,662	309,374	(4,712)	(1.5)

Revenue per vehicle retailed:
New	$29,582	$29,349	$233	0.8	$29,824	$29,362	$462	1.6
Used	$16,113	$15,208	$905	6.0	$16,013	$15,102	$911	6.0
Gross profit per vehicle retailed:
New	$2,146	$2,101	$45	2.1	$2,189	$2,132	$57	2.7
Used	$1,769	$1,780	$(11)	(0.6)	$1,849	$1,826	$23	1.3
Finance and insurance	$1,079	$979	$100	10.2	$1,057	$975	$82	8.4

Operating Percentages	Three Months Ended June 30,		Six Months Ended June 30,
	% 2006	% 2005	% 2006	% 2005
Revenue mix percentages:
New vehicle	58.9	60.7	58.4	59.8
Used vehicle	24.1	22.8	24.3	23.2
Parts and service	13.4	13.1	13.8	13.6
Finance and insurance	3.4	3.2	3.4	3.2
Other	0.2	0.2	0.1	0.2

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	26.9	28.0	26.5	27.3
Used vehicle	13.3	13.8	14.1	14.5
Parts and service	37.2	36.8	37.7	37.2
Finance and insurance	21.7	20.6	20.8	20.2
Other	0.9	0.8	0.9	0.8

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	7.3	7.2	7.3	7.3
Used vehicle — retail	11.0	11.7	11.5	12.1
Parts and service	44.2	43.7	44.0	43.5
Total	15.9	15.6	16.1	15.9